UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        August 18, 2010 (August 16, 2010)
                Date of report (Date of earliest event reported)


                          PACIFIC BEPURE INDUSTRY INC.
             (Exact name of registrant as specified in its charter)

       Delaware                     333-149898                  26-1272059
(State of Incorporation)       (Commission File No.)       (IRS Employer ID No.)

             No. 78 Kanglong East Road, Yangdaili, Chendai Township
                   Jinjiang City, Fujian Province, P. R. China
                    (Address of Principal Executive Offices)

                             Tel: (86 595) 8677 0999
                             Fax: (86 595) 8677 5388
              (Registrant's Telephone Number, Including Area Code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                           FORWARD-LOOKING STATEMENTS

Statements contained in this Current Report on Form 8-K of Pacific Bepure Industry Inc. (the "Company"), other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "plan," "may," "should," "will," "would, ""will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in this report or other reports or documents we file with the Securities and Exchange Commission from time to time. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2010 and other documents the Company files from time to time with the Securities and Exchange Commission.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 16, 2010, Pacific Bepure Industry Inc. (the "Company")"issued a press release regarding the Company's financial results for its fiscal quarter ended on June 30, 2010 ("Earnings Release"). A copy of the Earnings Release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K (including the exhibits) is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 7.01 REGULATION FD DISCLOSURE.

To the extent required, the information included in Item 2.02 of this Form 8-K is hereby incorporated by reference into this Item 7.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS

Not Applicable.

(d) EXHIBITS.

99.1 Press Release issued by Pacific Bepure Industry Inc. dated August 16, 2010, entitled "Pacific Bepure 2010 Second Quarter Sales Grew 31.98% Year Over Year"

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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                     PACIFIC BEPURE INDUSTRY INC.

                                     Date: August 18, 2010


                                     /s/ Haiting Li
                                     -------------------------------------------
                                     Haiting Li
                                     President and Chief Executive Officer

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
                                INDEX TO EXHIBITS

Exhibit
Number                             Description
------                             -----------

99.1 Press Release issued by Pacific Bepure Industry Inc. dated August 16, 2010, entitled "Pacific Bepure 2010 Second Quarter Sales Grew 31.98% Year Over Year"